SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 1, 2002


                     Performance Technologies, Incorporated
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


 Delaware                             0-27460                   16-1158413
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)               File Number)           Identification No.)


 205 Indigo Creek Drive, Rochester. N.Y.                              14626
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (585) 256-0200



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(Former name or former address, if changed since last report.)







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Item 5.  Other Events

     By letter dated October 2, 2002, Arlen Vanderwel tendered his resignation as a Director of Performance Technologies, Incorporated, effective October 1, 2002, citing concerns about requiring continued review of potential conflicts of interests with his current employer as the Company expands its product and market breadth. He did not cite any disagreements with the Company relating to the Company's operations, policies or practices.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                     PERFORMANCE TECHNOLOGIES, INCORPORATED


October 16, 2002                       By: /s/      Donald L. Turrell
                                       -----------------------------------------
                                                    Donald L. Turrell
                                                     President and
                                                 Chief Executive Officer




October 16, 2002                       By: /s/      Dorrance W. Lamb
                                       -----------------------------------------
                                                    Dorrance W. Lamb
                                                Chief Financial Officer and
                                                  Vice President, Finance